McMoRan MOMENTUM



McMoRan Exploration Co.

MMR LISTED NYSE

www.mcmoran.com

www.mpeh.com

1st Quarter 2006 Conference Call

James R. Moffett **Richard C. Adkerson**

Co-Chairmen of the Board

April 20, 2006

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process; the estimated capital costs for developing the project and settlement of litigation. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; availability of third party downstream facilities; the ability to obtain regulatory approvals and significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2005 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2005.



1st Qtr. 2006 Highlights

- **Continued Active Deep Gas Exploration Venture**
  - 5 Successful Development Wells
  - Exploratory Success at King of the Hill #2
  - 4 Exploratory Wells in Progress
  - Discoveries on 9 of 20 Prospects Evaluated Since Inception
  - Expect to Participate in at Least 7 Additional Exploratory Wells During 2006
  - Acquired Rights to 100,000 Acres in GOM/South Louisiana

- **1Q06 Production Averaged 46 Mmcfe/d vs. 17 Mmcfe/d in 1Q05**
  - 2Q06 Production Expected to Average 55-65 Mmcfe/d
  - 7 Wells Under Development Will Provide Additional Production Growth in Second Half

- **Record of Decision for MPEH™ Expected Mid-Year 2006**

E&P Activities



Liberty Canal
Long Point Deep
JB Mtn/Mound Pt(1)
Gross: 25 Mmcf/d
1,500 Bopd
Shiner
Gross: 11 Mmcf/d
350 Bopd
Net: 5 Mmcfe/d
Long Point
Production Expected Mid-2006
Cane Ridge
Production Expected 2Q06
JB Mtn Deep
Laphroaig
West Cameron 43 #3
Production Expected 2Q06
Pecos
King of the Hill
Blueberry Hill
First Production
Pending Test
King Kong
Gross: 8 Mmcf/d
1,400 Bopd
Net: 5 Mmcfe/d
Lombardi
Gross: 4.5 Mmcf/d
500 Bopd
Net: 2 Mmcfe/d
Hurricane Upthrown(2)
Gross: 30 Mmcf/d
1,600 Bopd
Net: 8 Mmcfe/d
MP 299
Gross: 2,900 Bopd
Net: 2,400 Bopd
Deep Tern C-1
Gross: 3 Mmcf/d
30 Bopd
Net: 1 Mmcfe/d
Deep Tern C-2
Gross: 6 Mmcf/d
115 Bopd
Net: 3 Mmcfe/d
WC 616
Gross: 29 Mmcf/d
Net: 6 Mmcfe/d
Dawson Deep
Production Expected Mid-year
Raptor
Gross: 21 Mmcf/d
150 Bopd
Net: 8 Mmcfe/d
McMoRan Exploration Acreage
Drilling
Discovery
PENSACOLA
ORLEANS
CHANDELEUR
DESTIN DOME
MAIN PASS
WEST CAMERON
EAST CAMERON
SOUTH MARSH ISLAND
GRAND ISLE
SOUTH
MISSISSIPPI CANYON
SHIP SHOAL
TIMBALIER
BRAZOS
MATAGORDA ISLAND
MUSTANG ISLAND
LLOYD
CORPUS

1Q06 Average Rate

Aggregate Gross Production Rate of 110 MMcfe/d and 7,700 Bbls/d, 156 MMcfe/d
Approximately 46 Mmcfe/d Net to MMR, Including 2,400 Bbls/d for MMR's Share in MP 299

(1) Subject to 100 Bcfe reversion agreement
(2) Current production rate

1Q06 Development Success



- **Long Point #2 – LA State Lease 18090**
  - Well Encountered 4 Sands, Including Original Sand From Discovery Well
  - Flow Test Indicated Gross Rate of 37 Mmcf/d and 450 Bbls/d
- **Hurricane #2 – South Marsh Island Block 217**
  - Wireline Logs Indicated 35 Net Feet of Pay
- **King Kong #3 – Vermilion Block 16/17**
  - Flow Test Indicated Gross Rate of 12 Mmcf/d and 100 Bbls/d
- **Raptor A-3 and A-4 – Ship Shoal Block 296**
  - Both Wells Successfully Completed and Commenced Production in 1Q06

McMoRan Production

(MMcfe/d)

Seven Wells Under Development to Add Significant Production in Second Half of 2006



17
50
41
Average*
34
Average*
46
Average
55-65
Average
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06e

** 3Q05 and 4Q05 rates adversely affected by 2005 hurricanes. Prior to hurricanes production approximated 55 MMcfe/d.*

Development Activities



Production Imminent on 7 Wells	*Expected Start-up Date*
1) Cane Ridge	2Q06
2) King Kong No. 3	2Q06
3) West Cameron Block 43 No. 3	2Q06
4) Hurricane No. 2	2Q06
5) Long Point No. 1	Mid-2006
6) Long Point No. 2	Mid-2006
7) Dawson Deep	Mid-2006

Long Point Area





MMR Working Interest: 37.5%

MMR Net Revenue Interest: 26.8%

Onshore in Inland Waters

Gross Acreage: 5,000

Long Point

Gross Unrisked Potential: 250 Bcfe

Net Unrisked Potential: 65 Bcfe

Long Point Deep

Gross Unrisked Potential: 250 Bcfe

Net Unrisked Potential: 65 Bcfe



2005 DISCOVERY
SL18090 McMoRan #2 Completing 135' net feet of pay Tested 40 mmcfgepd
SL18090 McMoRan #1 Completing 116' net feet of pay Tested 46 mmcfgepd
15S1W
15S2W
ONE MILE
SL 18091 McMoRan #1 Drilling
LONG POINT DEEP
LONG POINT

LA State Lease 18090

Hurricane Area




211
212
213
TEXACO
218
SMI 217
McMoRan #225
Completing
217
McMoRan
Hurricane Deep
SMI 217
Prop. Loc
El Paso #220
Non commercial
221
222
223
ONE MILE
McMoRan #223
Producing
2004 DISCOVERY
HURRICANE

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 12'

Gross Acreage: 7,700

Hurricane Upthrown

Gross Unrisked Potential: 900 Bcfe

Net Unrisked Potential: 175 Bcfe

Hurricane Deep

Gross Unrisked Potential: 450 Bcfe

Net Unrisked Potential: 90 Bcfe

South Marsh Island 217

Current Exploration Activities



- Point Chevreuil – St. Mary Parish, LA
  - Drilled to 17,011' in 1Q06; Being Evaluated
- Pecos – West Pecan Island
  - Drilled to 18,795', Being Evaluated
- JB Mountain Deep – South Marsh Island Block 224
  - Currently Drilling Below 24,450', TD 25,000'
- Liberty Canal – Onshore Vermilion Parish
  - Spud on March 5, 2006
  - Currently Drilling Below 14,000', TD 16,500'
- Laphroaig – St. Mary Parish, LA
  - Spud on April 8, 2006
  - Currently Drilling Below 4,500', TD 19,000'
- Long Point Deep – LA State Lease 18091
  - Rig on Location, Located 7,000' SW of Discovery Well

Exploration Prospects



Prospect	Water Depth (feet)	WI %	NRI %	Planned True Vertical Depth (feet)	Prospect Pre-drill Unrisked Potential (Bcfe) Gross	Net
South Marsh Island 224[1] *JB Mountain Deep*	10	35.0	24.8	25,000'	900	225
Onshore Vermilion Parish *Liberty Canal*	Onshore	37.5	27.7	16,500'	80	20
South Marsh Island 217 *Hurricane Deep*	12	27.5	19.4	21,500'	450	90
Northwest Garden City *Laphroaig*	<10	37.5	27.8	19,000'	200	55
LA State Lease 18091 *Long Point Deep*	8	37.5	26.8	23,000'	250	65
Vermilion Block 54[1]	20	30.0	24.2	15,400'	155	35
High Island Block 131[1] *King of the Hill*	40	25.0	19.6	16,290'	50	10
					2,085	500

Aggregate Unrisked Potential from Inventory[2] Totals 10 Tcfe Gross, 2 Tcfe Net

(1) Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells subject to pricing thresholds.

(2) Includes potential from McMoRan's share of McMoRan/El Paso Program, recent discoveries and near-term exploration projects; excludes potential from Point Chevreuil and Pecos projects currently being evaluated

JB Mountain/Mound Point Activities



- Aggregate Average Production for 3 Wells in 1Q06 – 34 Mmcfe/d
  - JB Mountain No. 1, No. 2, and Mound Point No. 1
- After 100 Bcfe are Produced to the Program's Interest, McMoRan Would Participate for 50% of Program's Revenues and Costs
  - Timing of Reversion Dependent on Well Performance and Future Drilling
- Further Exploration and Development Opportunities Exist
  - 13,000 Acres Remain Under Reversionary Agreement

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

Existing Platforms



August 2000 Sulphur Mining Configuration



April 2006 Remaining Platforms

MPEH™ Advantages



- **Location**
  - 18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Broad Access to Liquid U.S. Gas Markets
- **Utilization of Existing Platforms**
  - Uses Standard LNG Regasification Equipment
- **Significant Storage Capacity**
  - On-site Salt Dome Access -- Initial Capacity of 28 Bcf

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

MPEH™ LNG Terminal



- **Standard Regas and Gas Processing Facilities Would be Placed on Existing Platforms**
- **Capacity for 1 Bcf of Regasified LNG Per Day; 2.5 Bcf Peaking Deliverability with Storage**
- **Soft Berth Design and Water Depth Allow for Offloading All Types of LNG Vessels**
  - **Standard 125,000M^3 Could be Offloaded in 12 Hours**
- **Capital Cost Estimated at $440 Million***
- **Additional Investments in Storage and Pipeline Connections Provide Opportunities to Create Additional Values**
  - **Potential Pipeline and Storage Investments Approximate $450 Million****
    - **Economics of Potential Additional Investments**

** Excludes cavern storage and pipelines; permit case of 1.6 Bcf/d regasification capacity would increase terminal capital by approximately $100 million.*

*** Permit case; pipelines could be owned/financed by a third party*

Highly Attractive Commercial Potential



- MPEH™ LNG Project Provides Attractive Business Opportunities
  - Eastern Gulf of Mexico Location – Excellent Market Access
  - Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Marketing Margins
- Positive Outlook for U.S. Natural Gas Markets and Increased Volatility is Favorable for MPEH™ LNG Project
- Permit Would Enable Development of Valuable Commercial Options
- Commercial Arrangements to be Structured to Realize Highest Value Potential of Project
- Potential to Use Project to Acquire Upstream Ownership Positions

MPEH™ Distribution



Mississippi
Alabama
3.0 Bcfd Takeaway Capacity to 8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
Louisiana
Southern Natural
2.0 Bcfd
0.5 Bcfd
Main Pass Energy Hub™
Tennessee
Columbia Gulf
0.5 Bcfd



MPEH™ Project Status Report

- **Permit**
  - **Nearing Completion**
  - **Final EIS Published – Cited "Minor" Impacts**
  - **Public Meetings Were Conducted Week of March 20, 2006**
  - **Recent EPA Memo Indicated ORV Could Represent "Best Available Technology"**
  - **Adjacent States' Governors to Respond by May 7, 2006**
  - **Timeline Should Result in Decision by End of June 2006**

- **Commercial Discussions**
  - **Active Discussions With LNG Producers, Gas Consumers, and Gas Marketers**
  - **Potential Opportunities for Participation in Upstream Activities**

Cash & Capital Expenditure Summary



- **$56 Million in Unrestricted Cash[1] at March 31, 2006**

- **1Q06 EBITDAX[2]: $25 Million, 1Q06 Capital Expenditures $69 Million**

- **2006 Estimated Capital Expenditures: $240 Million**
  - **$140 Million Exploration**
  - **$100 Million Identified Development**
  - **Capital Spending Driven by Opportunities**

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $18.4 million

(2) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs, SFAS 123 and non-recurring charges.

Financing Transactions



- **Induced Conversion of $54 Million of Convertible Debt Into 3.6 Million Shares of Common Stock**

- **Established 4-Year $100 Million Senior Secured Revolving Credit Facility**
  - **Initial Borrowing Base of $55 Million**
  - **Secured by McMoRan Oil & Gas LLC's O&G Properties**
  - **May be Increased to $150 Million With Additional Lender Commitments**

- **May Pursue Additional Funding for O&G Exploration and MPEH™ Activities**



Summary

- Significant Exposure to High Potential Exploration Prospects
- Expanding Opportunities Through Partnership Arrangements
- Additional Upside From Proposed Major New LNG Project at MPEH™



Reference Slides with Prospect Maps

King Kong Development





VR16 McMoRan #1
Producing
VR16 McMoRan #2
Producing
VR16 McMoRan #3
Completing
Tested 12 mmcfgpd
ONE MILE
2005 DISCOVERY
KING KONG

MMR Working Interest: 40%

MMR Net Revenue Interest: 29.2%

Water Depth: 12'

Gross Acreage: 3,300

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 60 Bcfe

Vermilion Blocks 16/17

- **Two Wells Commenced Production in December 2005**
- **No. 3 Well to Commence Production in 2Q06**

Dawson Deep Discovery




579
DEVON
A
580
581
582
KERR-MCGEE
KERR-MCGEE
623
624
625
626
DISCOVERY
GB 625 #2ST2
GB 625 #2ST3
GB 625 #2ST4
GB 625 #2ST1
Discovery Well
Dawson
Deep
Durango
KERR-MCGEE
KERR-MCGEE
KERR-MCGEE
667
668
669
670
GB 625 #2ST5
Completing
ONE MILE
Line of Section
A'
Gunnison
TRUSS SPAR
KERR-MCGEE
KERR-MCGEE
KERR-MCGEE

Garden Banks Block 625

MMR Working Interest: 30%

MMR Net Revenue Interest: 24%

Gross Acreage: 5,760

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 50 Bcfe

OCS 310/La. State Lease 340 Area



PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
McMoRan #5 Mound Point East Prop. Loc A
McMoRan #6 Mound Point East Prop. Loc B
McMoRan #2 Mound Point Positive Test
McMoRan #4 Mound Point West Prop. Loc
2004 DISCOVERY PRODUCING
ONLINE 1Q05
HURRICANE
McMoRan #223 Producing
McMoRan Hurricane Deep SMI 217 Prop. Loc
El Paso #220 Non commercial
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
POTENTIAL 2005 DISCOVERY
BLUEBERRY HILL
JB MOUNTAIN DEEP
SMI 217 McMoRan #225 Completing
El Paso #218 Discovery Producing
El Paso #219 Producing
El Paso #221 TA
McMoRan #4 Blueberry Hill Awaiting Completion Equipment
SMI 224 McMoRan #224 Drilling
B
B'
ONE MILE

JB Mountain/Blueberry Hill Cross Section


Hurricane
JB Mountain
JB Mountain Deep
Blueberry Hill
B
NW
B'
SE
McMoRan SMI 217 #225 Completing
McMoRan SMI 217 #223 Producing
McMoRan Hurricane Deep SMI 217 Prop. Loc
El Paso SMI 217 SMI #220
El Paso SMI 223 #218 #219 Producing
McMoRan SMI 224 #224 Drilling
McMoRan SL340 #1 Awaiting Tubulars for Testing
0
5000
10000
15000
20000
25000
Tiger Shoal Field Shallow Production 3.3 TCFG
ROB-L
OPERC
GYRO
ROB-L
OPERC
GYRO
04/06

JB Mountain Deep Exploration Prospect




217
TEXACO
JB MOUNTAIN
TEXACO
215
TEXACO
214
TEXACO
222
223
224
225
El Paso #218
Discovery
Producing
JB MOUNTAIN
DEEP
SMI 224
McMoRan #224
Drilling
El Paso #219
Producing
TEXACO
TEXACO
TEXACO
TEXACO
230
El Paso #221
TA
ONE MILE
229
228
227
TEXACO
TEXACO
TEXACO
TEXACO

Portions of South Marsh Island Blocks 224, 228 and 229

MMR Working Interest: 35%

MMR Net Revenue Interest: 24.8%

Water Depth: 10 Feet

Gross Acreage: 5,200

Gross Unrisked Potential: 900 Bcfe

Net Unrisked Potential: 225 Bcfe

Proposed Total Depth: 25,000' TVD

Pecos Exploration Prospect



16S2W
16S1W
EXXON FEE #1
Drilling
PLATTE
17S2W
PECOS
17S1W
ONE MILE
WEST PECAN ISLAND

West Pecan Island

Water Depth: 10'

Gross Acreage: 3,500

Total Depth: 18,795' TVD

Liberty Canal Exploration Prospect



MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.7%

Gross Acreage: 1,400

Gross Unrisked Potential: 80 Bcfe

Net Unrisked Potential: 20 Bcfe

Proposed Total Depth: 16,500' TVD


13S1E
McMoRan #1
Drilling
ONE MILE
14S1E
LIBERTY CANAL

Onshore Vermilion Parish

Laphroaig Exploration Prospect




Palace Op. Co.
Peterson #1
Drilling
15S8E
15S9E
ONE MILE
LAPHROAIG

Northwest Garden City

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.8%

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 55 Bcfe

Proposed Total Depth: 19,000' TVD

Vermilion Block 54





47
48
49
DOMINION
HUNT
CHEVRON
55
54
53
CHEVRON
HUNT
HELIS O&G
68
69
70
ONE MILE
20'
HELIS O&G
APEX
AEDC
McMoRan
Prop. Loc.
VERMILION 54

MMR Working Interest: 30.0%

MMR Net Revenue Interest: 24.2%

Gross Unrisked Potential: 155 Bcfe

Net Unrisked Potential: 35 Bcfe

Proposed Total Depth: 15,400' TVD